UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2023

Huntsman Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10003 Woodloch Forest Drive
The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(281) 719-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Huntsman Corporation	Common Stock, par value $0.01 per share	HUN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.07 below, on April 21, 2023 at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Huntsman Corporation (the “Company”), the Company’s stockholders approved the Company’s Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) to, among other things, add a provision exculpating certain of the Company’s officers from liability in specific circumstances, as permitted by Delaware law. The Amended and Restated Certificate of Incorporation also incorporates ministerial, clarifying and conforming changes.

The foregoing description of the Amended and Restated Certificate of Incorporation is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

On April 21, 2023, the Board of Directors of the Company adopted and approved an amendment and restatement of the Sixth Amended and Restated Bylaws of the Company (as amended by the Amendment thereto, effective as of October 28, 2020, the “Seventh Amended and Restated Bylaws”), effective immediately. Among other things, the amendments: (i) revise procedures and disclosure requirements for the nomination of directors and the submission of proposals for consideration at meetings of the stockholders of the Company, including, among other things, by adding requirements that a stockholder seeking to nominate director(s) at a meeting of stockholders (x) provide the statement required by Rule 14a-19(b) of the Securities Exchange Act of 1934, as amended, in its notice of nominations and (y) deliver to the Company reasonable evidence that it has complied with the requirements of Rule 14a-19 not later than seven business days prior to the date of the meeting or any adjournment, recess, rescheduling or postponement thereof; (ii) revise the majority voting provision to clarify when an election of directors will be deemed contested, (iii) reflect certain amendments to the Delaware General Corporation Law, including by updating the provision regarding when additional notice need not be given of an adjourned meeting; and (iv) make certain other administrative, modernizing, clarifying, and conforming changes.

The foregoing description of the Seventh Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Seventh Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) The Annual Meeting was held on April 21, 2023.

(b) The Company’s stockholders voted on six proposals listed below (each described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 21, 2023) at the Annual Meeting.

(c) American Election Services, Inc., the independent inspector of the elections (the “Inspector of Election”) for the Annual Meeting, delivered its final vote tabulation on April 24, 2023 that certified the final voting results for each of the matters that were submitted to a vote at the Annual Meeting. Set forth below are the final voting results as provided by the Inspector of Election.

(d) Each stockholder of record was entitled to one vote per share of common stock on each proposal. On February 27, 2023, the record date for the Annual Meeting (the “Record Date”), there were 183,673,138 shares of common stock outstanding. Present at the Annual Meeting in person or by proxy were holders of shares of common stock representing an aggregate of 172,958,108 votes, or 94.16% of the voting power entitled to vote at the Annual Meeting as of the Record Date, constituting a quorum.

Proposal 1	To elect as directors 10 nominees to serve until the 2023 Annual Meeting of Stockholders or her/his earlier resignation, removal or death.

	For	Against	Abstain	BNV
Peter R. Huntsman	153,516,367	3,649,235	594,208	15,198,298
Mary C. Beckerle	154,326,679	2,798,671	634,460	15,198,298
Sonia Dulá	155,151,513	1,972,357	635,940	15,198,298
Cynthia L. Egan	153,683,491	3,442,899	633,420	15,198,298
Curtis E. Espeland	155,727,366	1,424,728	607,716	15,198,298
Daniele Ferrari	156,251,423	879,610	628,777	15,198,298
José Muñoz	155,894,855	1,250,496	614,459	15,198,298
Jeanne McGovern	155,431,211	1,687,287	641,312	15,198,298
David B. Sewell	156,213,183	941,458	605,169	15,198,298
Jan E. Tighe	155,550,908	1,577,271	631,631	15,198,298

The stockholders voted to re-elect each of the Company’s director nominees to serve until the Company’s 2024 Annual Meeting of Stockholders or her/his earlier resignation, removal or death.

Proposal 2	The advisory vote to approve named executive officer compensation.

For	Against	Abstain	BNV
151,896,894	5,207,947	654,969	15,198,298

The stockholders voted to approve, on an advisory basis, the compensation of the Company’s named executive officers.

Proposal 3	Advisory vote to approve the preferred frequency of future advisory votes on the compensation of our named executive officers.

1 Year	2 Years	3 Years	Abstain
148,785,128	107,505	8,295,794	571,383

The stockholders voted to approve, on an advisory basis, one year as the preferred frequency of future advisory votes on the compensation of the Company’s named executive officers.

Proposal 4	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

For	Against	Abstain
163,948,303	8,245,325	764,480

The stockholders voted to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023.

Proposal 5	Vote to approve the Company’s Amended and Restated Certificate of Incorporation.

For	Against	Abstain	BNV
133,027,086	24,059,058	673,666	15,198,298

The stockholders voted to approve the Company’s Amended and Restated Certificate of Incorporation.

Proposal 6	The stockholder proposal regarding shareholder ratification of excessive termination pay.

For	Against	Abstain	BNV
7,890,629	149,012,476	856,705	15,198,298

The stockholders did not approve the stockholder proposal regarding shareholder ratification of excessive termination pay.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

Number	Description of Exhibits

3.1	Amended and Restated Certificate of Incorporation of Huntsman Incorporation, effective as of April 21, 2023
3.2	Seventh Amended and Restated Bylaws of Huntsman Corporation, effective as of April 21, 2023
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN CORPORATION

/s/ DAVID M. STRYKER
Executive Vice President, General Counsel and Secretary

Dated:  April 25, 2023